LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlus AssuranceSM Series

Supplement dated April 1, 2022 to the May 1, 2021 Initial Summary Prospectus
This supplement updates the prospectus for your variable annuity contract issued by The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York (“Lincoln”). All other provisions in your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.
Notice of Fund Substitution

On or about June 3, 2022 (the “Substitution Date”), in accordance with applicable law, Lincoln intends to replace the following “Existing Fund” with the corresponding “Replacement Fund:”
Existing Fund	Corresponding Replacement Fund
BlackRock Global Allocation V.I. Fund	LVIP BlackRock Global Allocation Fund

As a result, your investments in the Existing Fund will be automatically transferred to the subaccount investing in the Replacement Fund on the Substitution Date.
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Same Contract Value, No Increase in Contract Fees or Charges. The substitution will not result in any change to your Contract Value or increase the fees and charges under your Contract. The substitution will be effected at the relative net asset values of the Existing Fund’s and the Replacement Fund’s shares.

•	No Cost, No Tax Consequences. The substitution will be performed at no cost to you, and there will be no tax consequences resulting from the substitution.
•	Existing Fund No Longer Available. The Existing Fund will no longer be available for investment after the Substitution Date.
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Voluntary Transfers From Now Until 30 Days After Substitution. From the date of this supplement until 30 days after the Substitution Date, you may make one transfer of Contract Value (or annuity unit exchange) out of the Existing Fund to any subaccount option within the Contracts. Lincoln will not exercise any rights it has reserved under the Contracts to impose restrictions or fees on transfers under the Contracts (other than with respect to “market timing” activities) until at least 30 days after the Substitution Date.  A transfer request may be made to the Home Office by logging into our website (www.LincolnFinancial.com), by sending in a transfer request form, or by telephone (888-868-2583).

•	Replacement Fund Prospectus. A prospectus for the Replacement Fund may be obtained electronically by accessing the following link:
www.lfg.com/public/individual/exploreinsuranceannuities/lifeinsurance/variableuniversallife/lvipprospectusreports.

Please keep this supplement for future reference.